EXHIBIT INDEX

The following exhibits are either filed herewith or have been previously filed with the Securities and Exchange Commission and are referred to and incorporated by reference.
                                                              Exhibit
  Exhibit      Description of Exhibit                         Number      Page
------------- ------------------------------------------------------------------

3. Articles of Incorporation and Bylaws

a. Second Amended and Restated Certificate of Incorporation of the Company.Previously filed in connection with the GSE Systems, Inc. Form S-1 Registration Statement as filed with the Securities and Exchange Commission on April 24, 1995 and incorporated herein by reference.

b. Form of Amended and Restated Bylaws of the Company.
Previously filed in connection with Amendment No. 1 to the GSE
Systems, Inc. Form S-1 Registration Statement as filed with the
Securities and Exchange Commission on June 14, 1995 and incorporated herein by reference.

4. Instruments Defining Rights of Security Holders, including
Indenture.

a. Specimen Common Stock Certificate of the Company. Previously filed in connection with Amendment No. 3 to the GSE Systems, Inc. Form S-1 Registration Statement as filed with the Securities and Exchange Commission on July 24, 1995 and incorporated herein by reference.

10. Material Contracts

a. Agreement among ManTech International Corporation, National Patent Development Corporation, GPS Technologies, Inc., General Physics Corporation, Vattenfall Engineering AB and GSE Systems, Inc. (dated as of April 13, 1994). Previously filed in connection with the GSE Systems, Inc.
Form S-1 Registration Statement as filed with the Securities and Exchange Commission on April 24, 1995 and incorporated herein by reference

b. GSE Systems, Inc. 1995 Long-Term Incentive Plan, amended as
of April 5,1999.*                                                   10.1 X-10.-1

c. Form of Option Agreement Under the GSE Systems, Inc. 1995 Long-Term Incentive Plan. Previously filed in connection with the GSE Systems, Inc. Form 10-K as filed with the Securities and Exchange Commission on March 22, 1996 and incorporated herein by reference. *

d. Letter Agreement dated January 8, 1997 between GSE Systems, Inc. and Christopher M. Carnavos. Previously filed in connection with the GSE Systems, Inc. Form 10-K as filed with the Securities and Exchange Commission on March 31, 1998 and incorporated herein by reference.

                                                              Exhibit
  Exhibit     Description of Exhibit                          Number        Page
------------- ------------------------------------------------------------------

e. Office Lease Agreement between Sterling Rutherford
Plaza, L.L.C. and GSE Systems, Inc. (dated as of February
10, 1998). Previously filed in connection with the GSE
Systems, Inc. Form 10-K as filed with the Securities and Exchange Commission on March 31, 1998 and incorporated herein by reference.

f. Office Lease Agreement between Red Branch Road, L.L.C.
 and GSE Systems, Inc. (dated February 10, 1998).
Previously filed in connection with the GSE Systems, Inc. Form 10-K as filed with the Securities and Exchange
Commission on March 31, 1998 and incorporated herein by reference.

g. Loan and Security Agreement among GSE Systems, Inc.,
GSE Process Solutions, Inc., GSE Power Systems, Inc.,
and National Bank of Canada, dated March 23,2000.               10.2    X-10.2-1

h. $10,000,000 Promissory Note dated March 23, 2000,
from GSE Systems, Inc., GSE Process Solutions, Inc.,
and GSE Power Systems, Inc. to National Bank of Canada.         10.3    X-10.3-1

i. ManTech International Corporation Guarantee to National
Bank of Canada, dated March 23, 2000.                           10.4    X-10.4-1

j. GP Strategies, Inc. Guarantee to National Bank of Canada,
dated March 23, 2000.                                           10.5    X-10.5-1

k. Subscription and Shareholders' Agreement by and among        10.6    X-10.6-1
Avantium International B.V., B.V. Licht en Kracht
Maatschappij, SmithKline Beecham PLC, S.R. One,Limited,
GSE Systems, Inc. Delft University of Technology, Universiteit
Twente, Eindhoven University of Technology, the Generics Group
Limited, and Alpinvest Holding NV, dated February 24, 2000.

l. Software License and Intellectual Property Agreement between  10.7   X-10.7-1
GSE Systems, Inc.and Avantium International B.V . dated
February 24, 2000.

16. Letter regarding change in Certified Accountant

a. Letter from PricewaterhouseCoopers, dated March 30,
2000, regarding change in certifying accountants.                16.1   X-16.1-1

21. Subsidiaries.

a. List of Subsidiaries of Registrant at December 31,
1999.                                                            21.1   X-21.1-1

                                                                Exhibit
  Exhibit     Description of Exhibit                            Number    Page
------------- ------------------------------------------------------------------
23. Consents of Experts and Counsel
          a.  Consent of Independent Accountants.                23.1   X-23.1-1

24. Power of Attorney

a. Power of Attorney for Directors and Officers'
Signatures on SEC Form 10-K.                                     24.1   X-24.1-1


27. Financial Data Schedule

a. Financial Data Schedule for the year ended December 31, 1999, submitted to the Securities and Exchange Commission in electronic format.

99. Additional Exhibits

a. Form of Right of First Refusal Agreement. Previously filed in connection with Amendment No. 3 to the GSE Systems, Inc. Form S-1 Registration Statement as filed with the Securities and Exchange Commission on July 24, 1995 and incorporated herein by reference.


     * Management contracts or compensatory plans required to be filed as exhibits pursuant to Item 14 (c) of this report.